Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-12592) and Form S-8 (No. 333-103491) of Unilever N.V. and Unilever PLC of our report dated 28 February 2006 relating to the financial statements which appear in this Form 20-F.

/s/ PricewaterhouseCoopers Accountants N.V.

PricewaterhouseCoopers Accountants N.V.
Rotterdam, The Netherlands

As auditors of Unilever N.V.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chartered Accountants and Registered Auditors
London, United Kingdom

As auditors of Unilever PLC

29 March 2006